SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                 DATE OF REPORT:  JULY 9, 2001

                FEDERATED DEPARTMENT STORES, INC.

          7 West Seventh Street, Cincinnati, Ohio 45202
                         (513) 579-7000

                              -and-

           151 West 34th St., New York, New York 10001
                         (212) 494-1602



   Delaware                    1-13536             13-3324058
  (State of             (Commission File No.)    (IRS Id. No.)
Incorporation)




Item 5.        Other Events

          On July 9, 2001, Federated Department Stores, Inc. (the
"Company")  issued a press release, a copy of which is filed as
Exhibit 99 hereto, announcing that it has completed the acquisition of Liberty House.



Item 7.        Financial  Statements, Pro Forma Financial
               Information and Exhibits.



(a) and (b)    Not applicable.


(c)            Exhibits.

99             Press release of the Company issued on July 9, 2001.




                FEDERATED DEPARTMENT STORES, INC.


                            SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        FEDERATED DEPARTMENT STORES, INC.



Date      July 9, 2001                  /s/ Dennis J. Broderick
                                            Dennis J. Broderick
                                        Senior Vice President, General Counsel
                                               and Secretary








                        EXHIBIT INDEX

Exhibit
Number

99            Press release of the Company issued July 9, 2001.